INVENTORY (Details) - USD ($) $ in Thousands		Mar. 31, 2016	Dec. 31, 2015
Inventory Disclosure [Abstract]
Raw materials		$ 95	$ 126
Finished products	[1]	1,316	1,406
Inventory		1,411	1,532
Inventory delivered to customers but not recognized in revenue		$ 404	$ 373

[1]	Includes amounts of $404 and $373 at March 31, 2016 and December 31, 2015, respectively, with respect to inventory delivered to customers but for which revenue recognition criteria have not been met.